UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 5, 2016 (October 4, 2016)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Second Lien RSA

On October 4, 2016, Caesars Acquisition Company (“CAC”) solely with respect to certain sections of the Second Lien RSA (as defined below), Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), holders (the “Consenting Second Lien Creditors”) of a significant amount of claims in respect of CEOC’s 12.75% Second-Priority Senior Secured Notes due 2018 (the “12.75% Notes”), 10.00% Second-Priority Senior Secured Notes due 2018 (the “10.00% Notes”) and 10.00% Second-Priority Senior Secured Notes due 2015 (collectively, the “Second Lien Notes” and, the claims with respect thereto, the “Second Lien Bond Claims”) and the Official Committee of Second Priority Noteholders (the “Second Lien Committee”) entered into a Restructuring Support, Forbearance and Settlement Agreement (the “Second Lien RSA”) with respect to the restructuring of CEOC’s and CEC’s indebtedness (the “Restructuring”). The Second Lien RSA became effective once it was signed by the Second Lien Committee and all members of the Second Lien Committee that are holders of Second Lien Bond Claims (the “Agreement Effective Date”).

CAC is a party to the Second Lien RSA solely for purposes of Sections 2(b)(vii), 5(g) and 30, and is not bound by any other provisions of the Second Lien RSA. CAC has agreed to amend that certain Voting Agreement, dated as of July 9, 2016, by and among CAC, Hamlet Holdings LLC, its members named therein, and solely with respect to certain provisions of such Voting Agreement, affiliates of Apollo Global Management, LLC and TPG Capital, LP, and certain of their co-investors, pursuant to which the Second Lien Committee and Requisite Consenting Second Lien Creditors (who hold greater than two-thirds of the Second Lien Bond Claims that sign the Second Lien RSA) will be added as third party beneficiaries thereunder. In addition, CAC, along with CEC and CEOC, have agreed to refrain from taking any actions outside of the ordinary course of business that would have a material adverse effect on Consenting Second Lien Creditors’ recovering under the joint Chapter 11 plan of reorganization for CEOC or the Chapter 11 plan of reorganization of CEC, if applicable (collectively, the “Plans”) or the contributions to be provided to the debtors under the Plans, other than with the prior written consent of the Second Lien Committee. Further, CAC has agreed to promptly provide advisors to the Second Lien Committee reasonable access to information concerning the business of CAC, subject to conditions set forth in the Second Lien RSA.

The foregoing description of the Second Lien RSA does not purport to be complete and is qualified in its entirety by reference to the Second Lien RSA and its exhibits, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Important Additional Information

On July 9, 2016, CAC and CEC entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CAC and CEC, at the SEC’s website (www.sec.gov), from CAC Investor Relations (investor.caesarsacquisitioncompany.com) or from CEC Investor Relations (investor.caesars.com) .

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the Restructuring, wherever they occur in this filing, are based on CAC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CAC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	The effects of CEOC’s bankruptcy filing on CEOC and its subsidiaries and affiliates, including CAC and CEC, and the interest of various creditors, equity holders, and other constituents;

•	CEC’s limited cash balances and sources of available cash, including CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC Restructuring as necessary and CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast;

•	The ability to retain key employees during the Restructuring;

•	The event that the persons not party to the Second Lien RSA may successfully challenge the implementation thereof;

•	The length of time CEOC will operate in the Chapter 11 cases and CEOC’s failure to comply with the milestones previously provided by the Second Lien RSA or that may be included in other agreements relating to the Restructuring;

•	Risks associated with third party motions in the Chapter 11 cases, which may hinder or delay CEOC’s ability to consummate the Restructuring as contemplated by the Second Lien RSA;

•	Adverse effects of Chapter 11 proceedings on CEC’s liquidity or results of operations; and

•	The Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Description

10.1	Restructuring Support, Forbearance and Settlement Agreement, dated as of October 4, 2016, among Caesars Acquisition Company (solely for Sections 2(b)(vii), 5(g) and 30), Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, each of the holders of Second Lien Bond Claims party thereto and the Second Lien Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2016		Caesars Acquisition Company

	By:	/s/ Craig J. Abrahams
Craig J. Abrahams
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Support, Forbearance and Settlement Agreement, dated as of October 4, 2016, among Caesars Acquisition Company (solely for Sections 2(b)(vii), 5(g) and 30), Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation, each of the holders of Second Lien Bond Claims party thereto and the Second Lien Committee.